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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 6, 2002
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                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                              0-25634                 87-0365268
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation                    File Number)             Identification No.)


860 Boardman-Canfield Road, Boca Building, Suite 107, Boardman Ohio    44512
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (330) 965-9910
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                                 Not applicable
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          (Former name of former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 6, 2002, the Company completed the sale of substantially all the assets of its wholly owned subsidiary, Eagle & Taylor Company d/b/a/ Eagle Window & Door, Inc. ("Eagle") to a company controlled by Linsalata Capital Partners ("Linsalata") for $64.7 million and the assumption of certain liabilities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     Not Applicable

(b)  PRO-FORMA FINANCIAL INFORMATION

     Pursuant to Article 11 of Regulation S-X (a) (4), Pro forma financial information shall be furnished if disposition of a significant portion of a business either by sale, abandonment or distribution to shareholders by means of a spin-off, split-up or split-off has occurred or is probable and such disposition is not fully reflected in the financial statements of the registrant included in the filing.

     The Company adopted the provisions of Financial Accounting Standards Board
     (FASB) Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment of or Disposal of Long-Lived Assets" effective January 1, 2001. In conjunction with the adoption of SFAS No. 144, the Company classified the results of the operations of Eagle as discontinued operations in its annual report on Form 10K as of and for the year ended December 31, 2001 filed May 22, 2002. The Company believes such presentation fully reflects the effect of the sale of Eagle in the financial statements; therefore, no pro-forma financial information need be filed.

(c)  EXHIBITS

     10.17 Asset Sale Agreement dated April 15, 2002 by and among (i) American Architectural Products Corporation, (ii) Eagle & Taylor Company, doing business as Eagle Window & Door, Inc., and (iii) EWD Acquisition Co., a Delaware corporation.

                           (The text of all Schedules and Exhibits to the aforementioned Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish supplementally to the Commission upon request a copy of any omitted schedule or exhibit)



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION


Date: June 6, 2002                 By /s/Joseph Dominijanni
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                                   Joseph Dominijanni
                                   President and Chief Executive Officer